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                                                                    EXHIBIT 10.7

                             OFFICE BUILDING LEASE

         THIS LEASE is made and executed this 3rd day of March, 1997, at Encino, California, by and between GEORGE E. Moss ("Lessor") and Voice Powered Technology International Inc., A California Corporation (hereinafter "Lessee").

         For and in consideration of the covenants hereinafter mentioned, Lessor leases to Lessee and Lessee hereby leases from Lessor the premises known as Suite 506,508 (the "Premises"), as more particularly described in the plans attached hereto as Exhibit "_A " and made a part hereof, on the 5th floor of the Tarzana Financial Complex Building, located at 18425_Burbank Boulevard in the City of Tarzana California (the "Building").

1        BASIC TERMS.

         1.1 Term: The initial term of this Lease shall be for a period of three
(3) years commencing on the "Commencement Date" as defined in Article 2.1 hereof.

         1.2     MONTHLY RENT: (Initial).  The Rent payable pursuant to Article
                 3.1 hereof at the commencement of this Lease shall be the sum of Nine Thousand Six Hundred Twenty Nine Dollars ($9,629.00) per month.

         1.3 SECURITY DEPOSIT. Lessee has deposited with Lessor the sum of Twenty-Eight Thousand Eight Hundred Eighty Seven Dollars ($28,88700) as security deposit pursuant to Article 5 hereof

         1.4 USE. Lessee shall use the Premises for the purpose of conducting therein general offices and for no other purpose, subject to the provisions of Article 6 hereof.

         1.5     ADDRESSES FOR NOTICES:

                          Lessee: Voice Powered Technology International
                                  18425 Burbank Blvd, #506.508
                                  Tarzana, CA 91356
                          Attn:   Mitchell Rubin, Vice President

                          Lessor: George E. Moss
                                  6345 Balboa Blvd. #310
                                  Encino, CA 91316

2        TERM.

         2.1 TERM. The term of this Lease shall be for a period of time as set forth in Article 1.1 hereinabove, and shall run for such period of time as measured from the Commencement Date as hereinafter defined; provided however, that in the event the Commencement Date falls on a date other than the first day of a month, the initial term hereof shall be extended by that partial month from the Commencement Date to the first day of the following month. In such event, Lessee shall pay rent and other charges as defined in the Lease for the period from the Commencement Date to the first day of the following month pro-rated based on the number of days in such period versus the number of days in the entire month.

         The Commencement Date shall be April 1, 1997 (the "Commencement Date"). The expiration date of the Lease shall be March 31, 2000 (the "Expiration Date"). If the Commencement Date is delayed, the parties, upon ascertaining the Commencement Date, shall immediately execute a confirmation of the dates of the term of Lease in the form of a letter agreement signed by both parties. Failure to execute such a confirmation of term of Lease shall not prevent this Lease from expiring on the last day of the last month of the last year of the Lease term.

         2.2 Delay in Possession. Notwithstanding the Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the

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validity of this Lease or the obligation of Lessee hereunder.  However, in such a case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until the time that Lessor tenders possession of the Premises to Lessee. The term of this Lease shall be extended by such delay. Notwithstanding the foregoing, if Lessor fails to deliver possession of the Premises to Lessee within One Hundred Twenty (120) business days from said Commencement Date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) days, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. If Lessee elects to cancel said Lease by written notice after the expiration of the One Hundred Twenty
(120) business day period, Lessor shall incur no liability or penalty to Lessee for Lessor's failure to tender possession of the Premises to Lessee. No change in the commencement of term of the Lease shall occur if the delay is caused by or on behalf of Lessee.

         23      EARLY OCCUPANCY. In the event Lessor permits Lessee to occupy the Premises before the Commencement Date, such occupancy shall be subject to all the provisions of this Lease, including, without limitation, the payment of Rent, unless otherwise agreed by the parties.

         2.4 TERMINATION. This Lease shall terminate at the expiration of the lease term without the necessity of notice from either party to the other party. Lessee shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to Lessor in good condition, broom clean, ordinary wear and tear, and damage from causes beyond the reasonable control of Lessee excepted. Any damage to the Premises and/or any adjacent premises caused by Lessee's use of the Premises shall be repaired at the sole cost and expense of Lessee; if Lessee fails to repair such damage after notice from Lessor, Lessor may cause the damage to be repaired and Lessee will immediately reimburse Lessor for the costs of such repair. Lessee will repair and/or replace any damage to the Premises caused by breaking and entering.

       3         RENT.

                 3.1      RENT.

                          3.1.1 Lessee shall pay Lessor rent ("Rent") for the
Premises in monthly payments in advance commencing on the Commencement Date and thereafter, in advance, on the first (1st) day of each succeeding calendar month in the sum as prescribed in Article 1.2 of this Lease and as hereinafter adjusted, without notice or demand, deduction or offset; provided, however, that the first month's rent shall be paid prior to occupancy but in no event later than March 31, 1997. In the event that the Commencement Date is not the first
(1st) day of a calendar month, Rent will be prorated for the period from the Commencement Date to the first (1st) day of the next month. Rent shall be paid to Lessor in lawful money of the United States of America and at such place as Lessor may from time to time designate in writing.

                          3.1.2   The Rent will be increased, but in no event
decreased, on the first day of the month of each anniversary of the Commencement Date (each such anniversary, an "Adjustment Date") in accordance with the provisions of this Article and with reference to the Los Angeles-Riverside-Anaheim, California Area Consumer Price Index (All Items) for Urban Wage Earners and Clerical Workers as published by the Bureau of Labor Statistics of the United States Department of Labor (1982-84=100) (the "Index"). The Index published for the date which is one (1) calendar month prior to the Adjustment Date (the "Adjustment Index") shall be compared with the Index published for the date which is one (1) calendar month prior to the Commencement Date (the "Base Index"). If the Adjustment Index is greater than the Base Index, then the annual Rent payable from and after the Adjustment Date (until the next adjustment) shall be determined by multiplying the initial annual Rent as set forth in Article 1.2 by a fraction, the numerator of which shall be the Adjustment Index and the denominator of which shall be the Base Index. When the adjusted annual Rent is determined after each Adjustment Date, Lessor shall give Lessee written notice indicating the amount and method of computation thereof. If, at any Adjustment Date, the Index shall not exist, then Lessor may substitute any official Index published by the Bureau of Labor Statistics or successor or similar agency that is then most nearly equivalent to the Index. In no event shall the rental adjustment provided for in this paragraph exceed six percent (6%) in any one year, during the initial lease term only. The base monthly rent for the purposes of calculating the annual cost of living increase shall be $9,129.00.

         3.2 ADDITIONAL RENT. In addition to the Rent, Lessee shall pay as additional rent all other sums of money or charges required to be paid pursuant to the terms of this Lease whether or not the same be designated "additional rent." All Rent and additional

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rent which may become due under this Lease, including but not limited to, attorneys' fees, late charges, interest, parking fees, bank charges, sign charges, tenant improvements, utility charges, any extra goods and services contracted for by Lessee and common area expenses, shall be deemed to be rent hereunder. If such amounts or charges are not paid at the time provided for in this Lease, these shall nevertheless, if not paid when due, be collectible as additional rent upon demand, but nothing herein contained shall be deemed to suspend or delay the payment of any amounts of money or charge at the time the same becomes due and payable hereunder, or limit any remedy of Lessor.

4        POSSESSION AND CONDITION OF THE PREMISES.

         4.1 POSSESSION. Subject to Article 2.1, possession of the Premises will be given to Lessee on the Commencement Date, unless Lessee occupies the Premises prior to said Commencement Date, and any such prior occupancy shall not affect the expiration date under Article 2.1.

         4.2 "AS IS." By entry hereunder, Lessee acknowledges that it has examined the Premises and has accepted the Premises in their "as is" condition, subject to the completion of Lessor's Work as set forth on Exhibit "A" hereto, as of the date hereof and throughout the term of this Lease. Without limiting the foregoing, Lessee's rights in the Premises are subject to all municipal, county, state and federal laws, ordinances and regulations governing and regulating the use and occupancy of the Premises. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business. In no event shall Lessor be liable for any defect in such property or from such limitation on its use.

5.       SECURITY DEPOSIT.

         Lessee, contemporaneously with the execution of this Lease, has deposited with Lessor the sum of $19,258.00 as prescribed in Article 1.3 of this Lease, and shall deposit with Lessor an additional $9,629.00 prior to occupancy but in no event later than March 31, 1997, said deposit being given to secure the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease by Lessee to be kept and performed during the term hereof. Lessee agrees that if Lessee shall fail to pay the rent herein reserved promptly when due, said deposit may, at the option of Lessor (but Lessor shall not be required to) be applied to any rent due and unpaid, and if Lessee violates any of the other terms, covenants, and conditions of this Lease, and after written notice to Lessee advising Lessee of such violation and allowing Lessee ten (10) days to cure such violation, said deposit may be applied to any damages suffered by Lessor as a result of Lessee's default, to the extent of the amount of damages suffered. Nothing in this Article 5 shall in any way diminish or be construed as waiving any of Lessor's other remedies by law or in equity. Should all or any part of the security deposit be applied by Lessor as herein provided, then Lessee shall, on the written demand of Lessor, deposit cash with Lessor within five (5) days of said demand sufficient to restore said security deposit to its original amount. Within two weeks after the termination of this Lease, Lessor shall return said security deposit to Lessee, less any portion of said security deposit which may have been previously applied or expended by Lessor to remedy or cure any default or breach on the part of Lessee hereunder. Lessor shall have the right to commingle or invest said security deposit, and in no event shall Lessee be entitled to receive any interest or income thereon, it being agreed that any interest be deemed to be additional rent. Lessor may deliver the funds deposited under this Article 5 by Lessee to the purchaser of Lessor's interest in the Premises in the event such interest be sold; thereupon Lessor shall be discharged from further liability with respect to such deposit.

6        USE AND LIMITATIONS.

         6.1 USE. The Premises shall be used and occupied by Lessee and its approved assignees, sublessees, licensees and concessionaires for the purpose as described in Article 1.4 of this Lease and for no other purpose in accordance with all present and future zoning laws, rules and regulations of governmental authorities having jurisdiction thereof, and subject to all covenants, easements and rights of way of record, if any.

         6.2 GOVERNMENTAL ACTIONS. Lessee's consent shall not be required for the creation of any covenants, easements or rights of way which are created by the action of any governmental authority.


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         6.3     USES PROHIBITED.  Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises nor which will in any way increase the existing rate or affect any fire or other insurance upon the Building and/or Premises or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the building or injure or annoy them or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee be permitted to conduct any business on the Premises, without the prior written approval of Lessor, that differs from the use specifically set forth in Article
6.1 above. Furthermore, Lessee shall not cause, maintain or permit any nuisance on/or about the Premises, shall not commit or allow to be committed any waste in or about the Premises and shall not use the Premises for cooking, lodging or sleeping. Lessee and Lessee's officers, agents and employees shall not cause or permit any noxious or offensive odors to be emitted from the Premises during the term of this Lease.

7        COMPLIANCE WITH LAW.

         7.1 COMPLIANCE. Lessee shall, at Lessee's sole cost and expense, comply promptly with all applicable statutes, ordinances, rules, regulations, laws, orders, restrictions of record, if any, and requirements in effect during the term, or any part hereof, regulating the use or occupancy by Lessee of the Premises.

         7.2 ETHICS. If Lessee is a member of any profession, he or she agrees to abide by the code of ethics of the association recognized as representing that particular profession in the County of Los Angeles, State of California.

8        LESSOR'S WORK, MAINTENANCE, REPAIRS AND ALTERATIONS.

         8.1 LESSOR'S WORK. Upon execution of this Lease, Lessor shall commence to repaint the premises using building standard materials, more particularly described on Exhibit "A" hereto.

         8.2 LESSEE'S WORK, MAINTENANCE AND REPAIRS. Lessee, during the term hereof, shall take good care of the Premises and keep the interior thereof in good order, repair and condition, natural deterioration with careful use and injury by fire, the elements or acts of God excepted. Lessee shall be responsible for the maintenance of any type of plumbing, electrical or light fixtures, heating and air conditioning equipment and any other fixtures and improvements to the Premises which are not building standard materials, and shall hold Lessor harmless from any and all liabilities in connection with the maintenance and operation of such non-building standard materials. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or the right to make repairs and deduct the expenses of such repairs from the rent. Lessee shall pay for all cabling, wiring and electrical requirements for Lessee's computer, telecommunications or any other multi-media systems, as well as any equipment therefore, including without limitation, any such requirements and equipment involving the telephone and other utility rooms or vaults at the Building or serving the Building.

Lessee shall be responsible for the installation, operation and maintenance of any security systems at the Premises, shall be liable for any expense, penalty or surcharge resulting from the installation, operation and maintenance of any such security system and shall hold Lessor harmless from any and all liabilities in connection therewith. All of Lessee's vendors shall comply with Lessor's minimum requirements pertaining to general liability and worker's compensation insurance coverage set forth herein and shall meet all licensing requirements of the State of California for such vendors. Any such vendors requiring access to the telephone and other utility rooms or vaults at the Building or serving the Building must register with Lessor prior to entering such rooms or vaults.

         8.3 ALTERATIONS. The Premises shall not be altered, repaired, or changed without the written consent of Lessor first had and obtained, and all such alterations, improvements or changes shall be at the sole cost of Lessee, and Lessee shall hold Lessor and the Premises harmless and free from any lien or claim therefor, and all other liability, claims, and demands arising out of any work done or material supplied to the Premises at the instance of Lessee, and from all actions, suits and costs of suit by any person to enforce any such lien or claim of lien, liability, claims or demands, together with the cost of suit and attorney's fees incurred by Lessor in connection therewith.


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         8.4     COMPLIANCE.  Lessee shall give Lessor not less than twenty (20)
days' notice in writing prior to the commencement of any improvements, repairs or alterations (collectively, the "Work"), and Lessor shall have the right to post Notice of Non Responsibility in or on the Premises, as provided by law.
Any and all such Work shall be made in compliance with all applicable zoning and building codes and shall only be permitted by Lessor provided they do not diminish the fair market value of the improvements on the Premises. Any and all such Work requiring governmental approval or permits will have such a permit issued, at Lessee's sole cost and expense, and Lessee shall provide a copy of same to Lessor before work commences and a copy of final approval when obtained. Any and all such Work, except trade fixtures, appliances, and movable partitions placed therein by Lessee for the requirement of business, shall, unless otherwise provided by written agreement, become the property of Lessor and shall remain upon and be surrendered with the Premises upon the expiration of this Lease or any sooner termination thereof. On completion of any and all such Work by Lessee, Lessee shall supply Lessor with "as built" drawings accurately reflecting all such work. Lessee shall pay when due, all claims for labor and materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises, or any interest therein, and Lessee agrees to indemnify and hold Lessor and Premises harmless from and against any and all liability arising out of any such claims.

         8.5 REMOVAL. At the expiration of the term of this Lease, and provided that Lessee is not in default hereunder, all such trade fixtures, appliances and movable partitions may be removed as Lessee's personal property, at Lessee's sole expense; provided, however, Lessee will pay for any damages caused to the Premises by the removal of said items so that after the removal of said items, the Premises will be in the same condition at the time prior to the said installations, if any, reasonable wear and tear expected. In any event, at the sole option of Lessor, Lessee must remove the said items at its expense. Carpeting, and/or window coverings, for which allowances are given by Lessor to Lessee, shall become the property of Lessor and remain in the Premises.

         8.6 SCOPE. All of the foregoing provisions of this Article shall fully apply to any sublessee of Lessee.

9        UTILITIES.

         Lessor agrees to supply, 8:00 A.M. to 8:00 PM., Monday through Friday, reasonable amounts of water, heat, air conditioning and electric current for lighting purposes and power for a reasonable number of fractional horsepower office machines, together with reasonable janitorial services five times each week. Any services mentioned in this Article may be curtailed or restricted by action of government regulations or authority, and in this event, Lessor will not be held responsible or liable for any inconvenience or loss to Lessee, and Lessee does hereby release Lessor from any and all claims of liability by Lessee, its agents, servants, successors and assigns arising out of any disruption of utility services, including but not limited to, telephone, electric, gas, water, cable or telecommunications services. Lessee agrees to pay a reasonable surcharge for utilities consumed due to Lessee's use of any dedicated circuits or electric outlets used for any type of computer or electrical device other than fractional horsepower office machines and PC computers or other devices used in office operations. In addition, Lessee agrees to pay a reasonable surcharge for any utilities consumed due to the installation of any additional air conditioning, heating, electric outlets, telephone outlets or light fixtures after Lessee has taken initial possession of the Premises. In addition, Lessee agrees to pay a reasonable surcharge for any overtime utility or maintenance services requested by Lessee and provided to Lessee with Lessor's approval. In lieu of levying a surcharge for additional utility consumption as stated herein, Lessor has the option to require Lessee to install a meter at Lessee's expense to measure the additional utilities consumed and to pay for said utilities immediately upon presentation of an invoice therefore.

10       PERSONAL PROPERTY TAXES.

         Lessee shall pay, during the term hereof, all taxes assessed against the personal property of Lessee; and all taxes assessed against the trade fixtures or leasehold improvements installed by Lessee in which the Premises are situated. Should any such taxes be assessed against the Land, the amount of such taxes shall become a part of the rent due hereunder and shall be payable upon the first rent due date after demand for payment has been made.

11     COMMON AREAS AND PARKING.

         11.1 COMMON AREAS. All areas and facilities outside the Premises (whether inside or outside the Building) that are provided and designated for the general use and convenience of Lessee in common with other Lessees of Lessor, and their respective


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employees, agents, customers and invitees, are referred to herein as the
"common areas". The common areas shall not include any portion of the Premises or of any portion of the Building or the Land now or hereafter exclusively leased to other lessees. Common areas include, but are not limited to: pedestrian sidewalks, landscape areas, roadways, parking areas, and all entrances and exits to the Building. Lessor reserves the right, from time to time, to make changes in the size, shape, location, number and extent of the Land and improvements constituting the common areas, including the right to change the entrances, exits, traffic lanes and the boundaries and locations of the parking areas. Lessor hereby grants to Lessee, in common with other Lessees in the Building the right to use, during normal business hours, the common areas.

         11.2 PARKING. Lessor hereby grants to Lessee, in common with other Lessees in the Building, the right to use during normal business hours, certain designated space in the rear, side or on the inside of the Building, or within a reasonable distance from the Building, the designation and location of such space to be within the discretion of Lessor, for automobile parking purposes. Lessee and its designated employees will be limited to a maximum of 21 cars, parking rates being subject to change by Lessor at any time and being applicable to Lessees during the term upon thirty (30) days written notice, Lessor's right to change said rates being limited to once in any one lease year. Lessor, in establishing such parking rates from time to time, agrees that such rates shall be competitive with parking rates established in other parking areas incorporated in buildings of a similar size and character located in comparable areas. The automobiles entitled to such parking shall be designated to Lessor by Lessee and shall be identified by Lessor's automobile permits and only such designated cars will be permitted to the use of such automobile parking. Additional automobile parking, subject to availability, shall be extended to Lessee's invitees at reasonable parking rates to be established by Lessor. Lessor reserves the sole right and option as to whether or not an attendant will be furnished for such automobile parking area or areas. Parking will be solely for the accommodation of Lessee and Lessee expressly agrees that Lessor assumes no responsibility of any kind whatsoever in reference to such automobile parking areas or the use thereof by Lessee, its designated employees or invitees. Payment of monthly rent shall entitle Lessee to park 12 cars each month. The number of car parking set forth herein shall remain the same throughout the term of this Lease. Lessor may refuse to permit Lessee to utilize any of the parking to which Lessee may otherwise be entitled under this Lease if Lessee is in default under this Lease with respect to the payment of Rent. In such event, Lessor, without obligation and in addition to any other remedy or right of Lessor hereunder, may require Lessee to pay Lessor in advance the monthly parking fee then in effect for the number of cars to be parked by Lessee not to exceed the number of car parking granted herein.

         11.3 EXPENSES. Lessee shall also pay to Lessor upon receipt of a statement therefore, as additional rent, such proportion of the following items as the area of space rented by Lessee bears to total net rentable area of the
Building: (i) any increase in cost to Lessor of all utilities, insurance,janitorial and maintenance services, operating expenses over and above that incurred during the calendar year of the Commencement Date of this Lease; and (ii) any increase in cost to Lessor due to assessments, taxes or fees of any type imposed on the Land and/or the Building (including parking area and structure ancillary thereto, if any), or its use, by any government agency in excess of those levied against the Land and/or the Building (including parking area and structure ancillary thereto, if any) for the fiscal tax year ending June 30 immediately following the commencement date of this Lease. Notwithstanding the foregoing, in the event any government body or agency adopts any new or additional tax, fee or surcharge after the Commencement Date of this Lease affecting the Premises, Building and/or Land, Lessee agrees to pay its full share as the area of space rented by Lessee bears to total net rentable area of the Building of any such tax, fee or surcharge so assessed. Lessor has the right to increase the monthly rent thereafter for any additional rent due hereunder. Lessee's base year, for the purpose of calculating the annual common area maintenance passthrough charges, shall be 1997. Not included in the calculation of increased costs herein are management fees or capitalized expenditures.

12       INDEMNITY.

         12.1 INDEMNITY. Lessee shall defend, indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business, or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises, and shall further indemnify and hold Lessor harmless from and against any and all claims arising from any breach or default in the performance of any obligation of Lessee's part to be performed under the terms of the Lease, or arising from any act or negligence of Lessee, or any of Lessee's officers, agents, contractors, customers, licensees, guests, invitees or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon written notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk to property or injury to persons in, upon or about the Premises arising from any cause, and Lessee hereby waives all claims in respect thereof against Lessor except such claims

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arising out of Lessor's willful act or omission.  Lessee shall give prompt notice to Lessor in case of casualty or accidents in or about the Premises or common areas.

         In the event Lessee fails to indemnify and hold harmless Lessor as required above, and should Lessor be named as a defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, in addition to other remedies allowed to Lessor under this Lease, Lessee shall pay to Lessor its costs and expenses incurred in such suit, including without limitation, its actual fees, professional fees, such as appraisers, accountants, attorney's fees, and the like, plus interest at the maximum rate allowed by law from the date such cost was incurred.

         12.2 WAIVER. Lessor shall not be liable to Lessee, or to any other person or persons whomsoever, for any damages to the Premises or for or on account of any loss, damage, theft, or injury to any person or property in or about the Premises or approaches or entrances thereto or on the streets, sidewalks, or corridors of the Building or the common areas or the Land, caused or occasioned by the Premises being out of repair, by defects (latent or otherwise) in the Building, common areas, Land or Premises or equipment contained therein, or by the failure to keep the same in good order and repair or by fire, gas, water, electricity or by the breaking, overflowing or leaking of roofs, pipes, or walls of the Building, or for any other damage or injury caused by acts or events whatsoever beyond the control of Lessor. Lessor shall not be liable and Lessee hereby waives all claims for damages that may be caused by Lessor in the entering and taking possession of the Premises as herein provided.

13       INSURANCE.

         13.1 LIABILITY AND PROPERTY DAMAGE INSURANCE. Lessee shall carry during the term hereof commercial public liability insurance of $250,000/$500,000 and property damage insurance of $100,000 covering injuries to persons or property in or about the Premises, the Building, the Land and common areas. The limit of any such insurance shall not, however, limit the liability of the Lessee hereunder. Said insurance shall name Lessor as an additional insured, shall be written by companies satisfactory to Lessor (which companies shall be authorized to do business in California), shall be issued as a primary policy, and shall contain an endorsement requiring twenty (20) days' prior written notice to Lessor before cancellation or change in the coverage, scope or amount of such policy or policies. Lessee shall provide Lessor with evidence of such insurance satisfactory to Lessor prior to entry upon the Premises and thereafter upon Lessor's demand. In the event Lessee fails to obtain any insurance as provided in this Lease, Lessor may obtain any such insurance and the cost thereof shall be paid by Lessee as additional rent with the first payment of rent which is due subsequent to Lessor's incurring such cost, and Lessor shall have all remedies to collect the same as rent as provided by this Lease and/or otherwise provided by law for the collection of rent.

         13.2 USE. No use shall be made or permitted to be made on the Premises, or acts done, which will increase the existing rate of insurance upon the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises or the Building. Lessee agrees to pay to Lessor as additional rent, any increase in premiums on policies which may be carried by Lessor covering damages to the Building and loss of rent caused by fire and the perils normally included in extended coverage, which increase is attributable to Lessee's particular use of the Premises.

14       WAIVER OF SUBROGATION.

         Lessee hereby waives as against Lessor, and against the officers, employees, agents and representatives of Lessor, any and all right to recovery for any and all losses and damages insured against under any fire and extended coverage insurance policy, including Lessee's policies described in Article 13, in force at the time of any such loss or damage or required to be in force at such time by the terms and conditions of this Lease. Lessee shall, upon obtaining the policies of insurance required by Article 13, give notice to the insurance carrier or carriers that the foregoing waiver of subrogation is contained in this Lease.

15       DAMAGE, DESTRUCTION AND RESTORATION.


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         15.1    DAMAGE TO PREMISES.  If the Premises shall be so damaged by fire, other casualty, acts of God or the elements (a "Casualty") so that they cannot be restored or made suitable for Lessee's business needs within one hundred eighty (180) business days from the date of the Casualty, either
Lessor or Lessee may terminate this Lease by written notice given to the other party within forty-five (45) days after the date of the Casualty. If the Lease is so terminated, the termination shall be effective as of the date of the Casualty and Rent shall abate from that date, and any Rent paid for any period beyond such date shall be refunded to Lessee. Notwithstanding any contrary provision herein, and regardless of whether caused by casualty, (a) Lessor shall not be required to repair any damage to property with respect to which Lessee is required herein to maintain property insurance, in which event Lessee shall promptly repair any damage at its sole cost and expense within the policy limits of said coverage to the reasonable satisfaction of Lessor; and (b) any damage caused by the negligence or willful misconduct of Lessee or any of its agents, contractors, employees, invitees or guests shall be promptly repaired by Lessee, at its sole cost and expense, to the reasonable satisfaction of Lessor.

         15.2 RESTORATION. If this Lease is not terminated as provided in the immediately preceding paragraph, then Lessor shall, at its sole cost and expense, restore the Premises as speedily as practical to the condition existing prior to the Casualty. During the restoration period, Rent shall abate for the period during which the Premises are not materially suitable for Lessee's business needs. If only a portion of the Premises is damaged, Rent shall abate proportionately based upon the portion of the Premises that are not materially suitable for Lessee's business needs. There shall be such a rent abatement only if the damage so repaired is not caused by the negligence or willful misconduct of Lessee or any of its agents, contractors, employees, invitees or guests. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of (i) any damage to the Premises, (ii) any damage to Lessee's trade fixtures and/or personal property located in the Premises; (iii) such repairs, or (iv) any inconvenience, interruption or annoyance caused by such damage or repair, except to the extent arising from the gross negligence or willful misconduct of Lessor.

         15.3 TERMINATION. If Lessor, subject to Force Majeure, does not restore the Premises as required herein within one hundred eighty (180) business days after the date of the Casualty, Lessee may terminate this Lease without incurring any liability to Lessor subsequent to the Casualty, provided
(i) Lessee gives Lessor not less than forty-five (45) days prior written notice, and (ii) Lessor does not complete the restoration during such forty-five (45) day period.

16       ASSIGNMENT, SUBLETTING AND RECAPTURE.

         16.1 CONSENT. Lessee shall not transfer, assign, hypothecate or encumber this lease or any right or interest therein, nor sublet the Premises or any part thereof, nor permit the use of the Premises, except for Lessee's own purposes, by any person or persons other than Lessee, without in each case obtaining the prior written consent of Lessor. Furthermore, this Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor first had and obtained, (such consent not to be unreasonably withheld). A consent by Lessor to one assignment, subletting, occupation or use by any other person, whether by operation of law or otherwise, shall not be deemed to be a consent to any subsequent assignment subletting, occupation or use by any other person, nor shall it be deemed as a waiver of the necessity for a consent to any subsequent assignment, subletting or use by persons other than Lessee. Any such assignment or subletting, whether by operation of law or otherwise, without such written consent first had and obtained shall be void, and shall, at the option of Lessor, terminate this lease. If Lessee desires at any time to assign or otherwise transfer this Lease, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (a) the name of the proposed assignee; (b) the nature of the proposed assignee's business to be carried on in the Premises; (c) a copy of any agreements to be entered into concurrently with such assignment; and (d) such financial information as Lessor may reasonably request concerning the proposed assignee. Lessor hereby reserves the right to condition any such approval upon Lessor's determination that the proposed assignee is financially responsible as a Lessee and that the proposed assignee is likely to conduct a business on the Premises of a type and quality substantially equal to that conducted by Lessee. Lessee agrees that it shall be reasonable for Lessor to withhold Lessor's approval of any assignment or sublease of this Lease if the proposed rent is higher than the amount of rent that is stated in this Lease or if Lessee is to receive as a condition of the assignment or Lease any bonus, key money or any other consideration for said assignment or sublease. Lessee's right to assign or sublet the subject premises shall not be unreasonably withheld or delayed by Lessor. The discovery of the fact that any financial statement or any other fact, relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's consent null and void. If Lessor shall consent to any assignment subletting, or use by persons other than Lessee, neither Lessee or any assignee shall be relieved of any liability hereunder.


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                                       8
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         16.2    DEFAULT.  Upon any default by Lessee under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including any assignments, amendments or modifications thereto, any guarantors or anyone responsible for the performance of this Lease, including the assignee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor or Lessee. The collection or acceptance of Rent or other payment by Lessor from any person other than Lessee shall not be deemed a waiver of any payment provisions of this Article, the acceptance of any assignee or sublessee as the Lessee hereunder, or a release of Lessee or any assignor from any obligation under this Lease. Furthermore, Lessor's acceptance of rent and/or consent to any assignment of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by the Lessee, nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise provided in writing by the Lessor to the Lessee at that time.

17       HOLDING OVER.

         Should Lessee hold over after the termination of this Lease, Lessee shall become a Lessee from month to month only upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy (except for term) and any such holding over shall not constitute an extension of this Lease. During such period of holding over, Lessee's Rent as set forth in
Article 3.1 of this Lease shall be two hundred percent (200%) of the Rent in effect immediately prior to such hold over period.

18       DEFAULT AND REMEDIES.

         18.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                 18.1.1 The vacating or abandonment of the Premises by Lessee;

                  18.1.2 The failure by Lessee to make any payment of Rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Lessor to Lessee.

                 18.1.3 The failure of Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of the Lessee's default is such that more than ten (10) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said ten (10) day period and thereafter diligently pursues such cure to completion;

                 18.1.4 The making by Lessee of any general assignment for the benefit of creditors;

                 18.1.5 The filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within thirty (30) days);

                 18.1.6 The appointment of a trustee or receiver to take possession of all or substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; and

                 18.1.7 The attachment, execution or other judicial seizure of all or substantially all of Lessee's assets located at the Premises, or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         18.2 REMEDIES. In the event of any such default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have reason of such default or breach:


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                                       9
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                 18.2.1   Terminate Lessee's right to possession of the
Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including but not limited to the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees and any real estate commission actually paid; and the worth at the time of award by the court having jurisdiction thereof of (i) the unpaid rent and other charges and adjustments called for under the Lease which had been earned at the time of termination, (ii) the amount by which the unpaid rent and other charges and adjustments called for under the Lease which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period which the Lessee proves could have been reasonably avoided,
(iii) the amount by which the unpaid rent and other charges and adjustments called for under the Lease for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, and (iv) any and all costs incurred by Lessor for the taking of an inventory of, removal of and/or storage of any and all property left in, upon or about the Premises by Lessee, following Lessee's abandonment vacating or otherwise surrendering of Premises. The worth at the time of award of the sums referred to in clauses (i) and (ii) above, shall be computed by allowing interest from the due date at the highest legal rate attainable. The worth at the time of award of the amount referred to in clause
(iii) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). As used herein, rent shall include charges equivalent to Rent and additional rent;

                 18.2.2 Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent and any other charges and adjustments as it becomes due hereunder; and

                 18.2.3 Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California, and recover as damage the value of any free rent, lessee improvement, or other Lease concessions which may have been granted to Lessee hereunder prior to any such default.

19       LATE CHARGES; INTEREST.

         19.1 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payments by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

         19.2 INTEREST. Unless otherwise specifically provided herein, any sum payable to Lessor which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from the date same becomes due until paid.

         19.3 PENALTIES. Should Lessee ever during the term of this Lease, or any extension thereof, tender a check to Lessor which on two (2) or more occasions is not honored by Lessee's bank, Lessor may (without obligation) demand that Lessee remit all future payments to Lessor under this Lease in the form of a cashier's check. Should Lessee's bank ever fail to honor a check by Lessee, Lessee shall be liable for any bank charges incurred.

20       SAFETY AND HEALTH.

         Lessee covenants at all times during the term of this Lease to comply with the requirements of the Occupational Safety and Health Act of 1970, 29 U.S.C.Section 651 et seq. and any analogous legislation in the State of California, as they may be amended from time to time, and any successor statutes thereto, (collectively the "Act"), to the extent that the Act applies to the Premises and any activities thereon. Lessee agrees to indemnify and hold Lessor harmless from and against any liability, claim or damages, arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom, including without limitation,

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reasonable attorneys' fees and court costs incurred by Lessor in connection therewith, which indemnity shall survive the expiration or termination of this Lease.

         Lessee further covenants to maintain the Premises in a manner which is in compliance with the American With Disabilities Act and/or similar state law at Lessee's sole cost and expense. Lessee agrees to indemnify and hold Lessor harmless from and against any liability, claim or damages, arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom including without limitation, reasonable attorneys' fees and court costs incurred by Lessor in connection therewith, which indemnity shall survive the expiration or termination of this Lease.

         Lessee, and its agents, servants, partners, officers, directors, shareholders, employees, occupants, permitted sublessees, invitees, successors and/or assigns, shall comply with Section 6404.5 of the California Labor Code, as it may be amended from time to time, and any successor statute thereto, and any other present or future federal, state and local law, act, ordinance, regulation or rule prohibiting or limiting the smoking of tobacco products in enclosed buildings, covered common areas and covered parking areas. In furtherance of the foregoing, Lessee does hereby release Lessor from liability for claims by Lessee and/or by its agents, servants, partners, officers, directors, shareholders, employees, occupants, permitted sublessees, invitees, successors and/or assigns, arising out of the presence of tobacco smoke in or about the Premises, the Building, the common areas and the Land.

21       CONDEMNATION; EMINENT DOMAIN.

         If there is any taking of, or damage to, all or part of the Premises, the Building or the Land, or any interest therein, because of the exercise of the power of eminent domain or inverse condemnation, whether by condemnation proceedings, or otherwise, or any transfer or any part thereof or any interest herein made in avoidance thereof (all of the foregoing being hereinafter referred to as "taking") before or during the term hereof, this lease shall terminate, at Lessor's option, on the date when Lessor is actually deprived of possession of the Land, the Building or the Premises, or some part thereof (the "Termination Date"), and thereupon the parties hereto shall be released from all further obligations hereunder, and Lessor shall thereupon repay Lessee any rental theretofore paid by Lessee and unearned at the Termination Date. The total and entire award or compensation in such proceedings, whether for a total or partial taking, or for diminution in the value of the leasehold or for the fee or for any other reason shall belong to, and be the property of, Lessor; provided, that Lessee shall be entitled to recover from the condemnor such compensation as may be separately awarded by the condemnor to Lessee or recoverable from the condemnor by Lessee in its own right for the taking of trade fixtures and equipment owned by Lessee in its own right (meaning personal property, whether or not attached to real property, which may be removed without injury to the Premises) and for the expense of removing and relocating them, and for the loss of goodwill to the extent that is severally awardable. Except for any right to recovery by Lessee expressly enumerated herein, Lessee does hereby waive, renounce and quit claim to Lessor any right in and to any award, judgment, payment or compensation which shall or may be made or given because of a taking of the Premises, the Building or the Land.

22       HAZARDOUS MATERIALS.

         Lessee shall not (either with or without negligence) cause or permit the escape, presence, generation, disposal or release of any biologically or chemically active or other hazardous substances, or materials in or about the Premises, the Building or the Land (sometimes collectively referred to herein as the "Property"). Lessee shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Property any such materials or substances except to use in the ordinary course of Lessee's business, and then only after written notice is given to Lessor of the identity of such substances or materials. Without limitation, hazardous substances and materials shall mean any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of California, or the United States Government, and shall include, without limitation, those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Article 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Article 6901 et seq., any state or local law applicable to the Property, as they may be amended from time to time, and any successor statutes thereto, and the regulations adopted under any and all of these laws.

         If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed to Lessor from Lessee upon demand as additional charges if such requirement applies to the Premises. Lessee shall execute affidavits, representations and the like from time to time at Lessor's

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
request concerning Lessee's best knowledge and belief regarding the presence of hazardous substances or materials on the Property. In addition, Lessee shall undertake to comply with any and all applicable laws, statutes, and ordinances, concerning hazardous substances and materials to which Lessee, in the course of its business in the Premises, is subject, and Lessee hereby agrees to cooperate with Lessor as may be required by Lessor's undertaking to similarly comply. In all events, Lessee shall indemnify and hold Lessor harmless from all liability, claims, penalties, fines, judgments, costs, losses, damages and expenses of any kind, including, without limitation, cleanup costs, a decrease in value of the Premises, Building and/or Land, damages due to loss or restriction of rentable or usable space, or any damages due to adverse impact on marketing of the space, and any and all sums paid for settlement of claims, consultant fees, expert fees, and reasonable attorney's fees incurred by Lessor as a result of Lessee's breach regarding hazardous materials on or about the Property occurring while Lessee is in possession, or elsewhere if caused by Lessee or persons acting under Lessee. This indemnification includes, without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated for a federal, state or local agency or political subdivision. Without limitation to the foregoing, if Lessee causes or permits the presence of any hazardous substance on the Property and such results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Property to the condition existing prior to the presence of any hazardous substance on the Property. Lessee shall first obtain Lessor's approval for any such remedial action. The within covenants shall survive the expiration or earlier termination of the Lease term.

23       NO ACCORD AND SATISFACTION.

         No acceptance by Lessor of a lesser sum than the Rent, additional rent or any other charge then due shall be deemed to be other than on account of whichever installment of such rent or charge due as Lessor, at Lessor's sole discretion, so elects to apply, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as Rent or other charge be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such installment or pursue any other remedy as provided in this Lease.

24       GENERAL PROVISIONS.

         24.1 FORCE MAJEURE. If any party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws or regulations or by other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this Article contained shall excuse Lessee from the prompt payment of any rental or other charge required of Lessee hereunder except as may be expressly provided elsewhere in this Lease.

         24.2 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         24.3 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

          24.4 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California, any action brought to enforce or nullify this Lease or the provisions hereof must be brought in Los Angeles County.

         24.5    SUBORDINATION; ATTORNMENT.

                 24.5.1 Lessee hereby agrees, upon Lessor's written request to subordinate this Lease and Lessee's rights hereunder to any ground sublease, mortgage, deed of trust, or any other hypothecation of security hereafter placed upon the Land, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, but such subordination shall be only on the condition that Lessee's rights to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease on Lessee's part to be performed, unless this Lease is otherwise terminated pursuant to its terms.

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                 24.5.2   In the event any proceedings are brought for
foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the Premises, Land and/or Building, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

                 24.5.3 In connection with this Article, Lessee shall cooperate with Lessor and any holder of a beneficial interest under a deed of trust covering any portion of Property. Such cooperation shall include execution of a Subordination, Non Disturbance and Attornment Agreement in a form acceptable to Lessor and such lender within ten (10) days from delivery of same to Lessee. Lessee hereby appoints Lessor to be Lessee's attorney-in-fact to execute any such Agreement on Lessee's behalf in the event that Lessee fails to execute any such Agreement in a timely fashion.

         24.6 ATTORNEYS' FEES. In the event of any dispute, claim, arbitration or legal proceeding arising out of or relating to this Lease, the prevailing party shall be entitled to reimbursement of all of its reasonable attorneys' fees and costs incurred in connection therewith from the other party or parties to such a proceeding. Notwithstanding the foregoing and without waiver of the same, after default by Lessee hereunder, Lessor shall be entitled to collect all costs of collection, including but not limited to reasonable attorneys' fees, whether or not suit on this Lease is filed, and all such costs and expenses shall be payable to Lessor on demand as additional rent within three (3) days of such demand.

         24.7. BUILDING RULES. Lessee hereby promises and agrees to keep and perform each and all of the rules and regulations of the Building attached hereto and made a part hereof. Lessor shall have the right to amend said rules and to make other and different reasonable rules, and regulations limiting, restricting and regulating the privileges of Lessees in the Building, and all such rules and regulations so made by Lessor, after notice thereof to Lessee, shall be binding upon Lessee and become conditions of Lessee's tenancy and covenants on the part of and to be performed by Less". A copy of Lessor's current building rules is attached hereto as Exhibit "C."

         24.8 MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work as a merger.

         24.9 ESTOPPEL CERTIFICATE. Lessee shall at any time from time to time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing in such form as Lessor, its lender and/or a potential lender may request certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, the amount of any security deposit, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed, and setting forth the date of commencement of rents and expiration of the term hereof. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee that: (i) this Lease is in full force and effect, without modification, except as may be represented by Lessor; (ii) there are not uncured defaults in Lessor's performance; and (iii) not more than two (2) months' rental has been paid in advance. Lessee hereby appoints Lessor to be Lessee's attorney-in-fact to execute any such statement on Lessee's behalf in the event that Lessee fails to execute any such statement in a timely fashion. If Lessor desires to finance or refinance the Property, or any part thereof, then upon compliance by Lessor with the applicable provisions of this Article, Lessee agrees to deliver to any lender designated by Lessor Lessee's published financial statements for the immediately preceding two fiscal years of Lessee.

         24.10 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision thereof.

         24.11   TIME OF ESSENCE.  Time is of the essence.

         24.12   CAPTIONS.  Article and Article captions are not a part thereof


                                                            Initial_______





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         24.13   INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS.  This Lease made a part hereof contains all agreements of parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification, it is understood there are no oral agreements between the parties hereto, or their agents, affecting this Lease and this Lease supersedes and cancels any and all previous promises, negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto, and none thereof shall be used to interpret or construe this Lease.

         24.14 NO WAIVER. No waiver of a breach of any covenant or condition shall be construed to be a waiver of any succeeding breach. No act, delay or omission done, suffered or permitted by Lessor shall be deemed to exhaust, waive, limit or impair any right, remedy or power of Lessor hereunder. Lessors acceptance of rent shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by the Lessee or be deemed a waiver of any then existing default, except as may be otherwise provided in writing by the Lessor to the Lessee at that time.

         24.15 NOTICE. All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing and shall be deemed to have been given, if mailed by United States Mail, postage prepaid, on the date which is three (3) days after the date posted, or if personally delivered, when delivered to the address shown below, or to such other places Lessee or Lessor may from time to time designate in a notice to the other.

         24.16 RIGHTS OF LESSOR. Lessor reserves the following rights: (a) to change the name of the Building without notice or liability to Lessee; (b) to designate all sources furnishing sign painting or lettering, ice and toilet supplies used on the Premises; (c) constantly to have pass keys to the Premises; (d) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building; (e) to enter the Premises at any time for inspections, repairs, alterations or additions to the Premises or the Building; (f) to exhibit the Premises to others; (g) to affix and display "For Rent" signs and signs for any purpose whatsoever related to the safety, protection, preservation or improvement of the Premises, the Building, or Lessors interest therein, without being deemed guilty of an eviction or disturbance of Lessee's use and possession and without being liable in any manner to Lessee on account thereof; (h) at any time, and from time to time, whether at the instance of Lessor or pursuant to governmental requirements, at Lessors expense, to make repairs. alterations, additions, improvements or decorating, whether structural or otherwise, in or to the Building, or any part thereof, including the Premises. Without limiting the generality of the foregoing rights, Lessor shall specifically have the right to remove, alter, improve or rebuild the commons areas, or any part thereof, including but not limited to the lobby and light court of the Building, as the same is presently or shall hereafter be constituted. Lessor shall not be liable to Lessee for any expense, injury, loss or damage resulting from any work so done in or about the Premises or the Building or any adjacent or nearby building, land, street or alley, all claims against Lessor for any and all such liability being hereby expressly released by Lessee. In connection with making repairs, alterations, decorating, additions or improvements under the terms of this Article, Lessor shall have the right to access through the Premises as well as the right to take into and upon and through the Premises, or any other part of the Building, material that may be required to make such repairs, alterations, decorating, additions or improvements, as well as the right in the course of such work to close entrances, doors, corridors, elevators, or other facilities of the Building or temporarily to abate the operations of such facilities, without being deemed or held guilty of an eviction of Lessee and without liability for damages to Lessee's property, business or person and without liability to Lessee by reason of interference with the business of Lessee or inconvenience or annoyance to Lessee or the customer of Lessee. The rent reserved herein shall in no way abate while said repairs, alterations, decorating, additions or improvements are being made, and Lessee shall not be entitled to maintain any off-set or counterclaim for damages of any kind against Lessor by reason thereof, all such claims being hereby expressly released by Lessee. However, all such work shall be done in such manner as to cause Lessee the least inconvenience practicable.

         24.17 RIGHT OF REPOSSESSION. If in compliance with any law or ordinance now or hereafter enacted, if required to comply with the directions or requirements of any public officer board or commission or if because Lessor requires the Premises for any reason whatsoever, it becomes necessary for Lessor to acquire permanently all or any part of the Premises, Lessor or its assigns shall have the right to repossess the Premises, or any portion thereof, at any time upon thirty (30) days written notice to Lessee; and when said space shall have been so permanently repossessed, Lessor shall, in lieu of any and all claims for damages by Lessee, allow Lessee a credit on Lessee's rent in the proportion that space taken bears to the whole of the Premises; provided, however, that if the space taken is of such an amount or size as to make the remaining space undesirable to Lessee, then Lessor, upon thirty (30) days written notice from Lessee, will endeavor, if available, to furnish Lessee with comparable space elsewhere the Building in which the Premises are situated, and to place Lessee in such new space, in which event this Lease and each and all of the terms, covenants and conditions thereof, shall thereupon remain in full force and effect and be deemed applicable to such new space; provided further,

                                                            Initial_______





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
however, that if Lessor shall be unable to provide Lessee with such other space, then this Lease shall thereupon cease and terminate. No exercise by Lessor of any right herein reserved shall entitle Lessee to damages for any injury or inconvenience occasioned thereby, nor shall Lessee by reason thereof be entitled to an abatement in rent (except as above set forth in case of taking of space permanently).

         24.18 CO-LESSEES. All persons comprising Lessees, together with all assignees, should Lessor elect to treat said assignees as Lessees, are to be held and hereby agree to jointly and severally be responsible and liable for the payment of rent and the faithful and timely fulfillment of all the covenants, terms and conditions of this Lease.

         24.19 GENDER. Whenever the context so requires herein, the masculine gender herein used shall include the feminine or neuter and the singular number shall include the plural.

         24.20 BUSINESS DAYS. All references to business days herein shall exclude Saturdays and Sundays but include other legal holidays.

         24.21 MEMORANDUM OF LEASE (SHORT FORM). At Lessor's sole option, Lessor and Lessee will execute and acknowledge in recordable form a Memorandum of Lease (Short Form) sufficient to give notice of the leasehold estate hereby created in a form prescribed by Lessor. Said Memorandum of Lease (Short Form) will not be recorded except by Lessor or with Lessor's consent.

25      SPECIAL CONDITIONS.

         25.1    RENTAL CREDIT.   Provided that Lessee is not then currently in
default, Lessor agrees that Lessee may deduct from each month's rent which is paid on or before the 10th day of each calendar month the sum of $500.00 per month for the months of November, 1997 through March 1998 only.

         25.2 TENANT IMPROVEMENT FEE. Upon execution of this lease, Lessee shall remit to Lessor the sum of $3,000.00 to pay for the tenant improvements as shown on the attached Exhibit "A".

         25.3 CANCELLATION. Provided Lessee is not in default after receipt of written notice from Lessor of such default allowing ten (10) days to cure such default, Lessee shall have the right to terminate said lease, effective at any time between October 31, 1997 through March 31, 1998, provided Lessor is given at least a prior written ninety (90) day notice of Lessee's intention to terminate said lease.

         25.4 CANCELLATION CREDIT. Provided Lessee does not exercise the termination of lease option in Paragraph 25.3 herein. Lessee shall receive a one time rental credit of $4,500.00 to be applied to the April, 1998 monthly rent only.

         25.5 RIGHT TO REDUCE SPACE. Provided Lessee is not in default after receipt of written notice from Lessor of such default allowing ten (10) days to cure such default, Lessee shall have the right on April 1, 1998 to reduce the square footage by one suite as shown on the attached Exhibit "D", provided Lessor is given at lease a prior written ninety (90) days notice of Lessee's intention to reduce its space. With regard to said reduction, Lessee's choices are as follows:

         1. Retain Suite 506 only, which consists of approximately 2,476 rentable square feet. The monthly rent shall be reduced to $3,851.00 with seven (7) monthly car parking included and a maximum allowance of eight (8) monthly car parking.

         2. Retain Suite 508 only, which consists of approximately 3,573 rentable square feet. The monthly rent shall be reduced to $5,607.00 with eleven (11) monthly car parking included and a maximum allowance of thirteen (13) monthly car parking.

         25.6 TENANT IMPROVEMENT ALLOWANCE. As of April 1, 1998. Lessor shall grant to Lessee a tenant improvement allowance of $2.50 per rentable square foot to be used for building standard tenant improvements only. Said work must be performed from April 1, 1998 through June 30, 1998 only. Said allowance will be determined as follows:

         1.  $15,122.50 if Lessee does not exercise its right to reduce space.

         2.  $8,932.50 if Lessee retains Suite 508 only.

         3.  $6,190.00 if Lessee retains Suite 506 only.

         25.7 CONTINGENCIES. This lease is subject to and contingent upon the following:

         1. The execution of this lease and the remittance of a check in the amount of $22,258.00 delivered to Lessor no later than 5:00 PM Friday, March 7, 1997.

        IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.


LESSOR:                         LESSEE: Voice Powered Technology International
                                        Inc., A California Corporation


GEORGE E. MOSS                  BY:  MITCHELL RUBIN
---------------------              ----------------------------------
GEORGE E. MOSS                     Mitchell Rubin, Vice President


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